PERFORMANCE UNDERTAKING

        This Performance Undertaking (this “Undertaking”), dated as of March 15, 2006, is executed by GEHL COMPANY, a Wisconsin corporation (the “Provider”) in favor of GEHL FUNDING II, LLC, a Delaware limited liability company (together with its successors and assigns, “Recipient”).

RECITALS

        1.     Recipient and Gehl Funding LLC, a Delaware limited liability company (“Existing Owner”), have entered into a Receivables Sale and Assignment Agreement, dated as of the date hereof (as amended, restated or otherwise modified from time to time, the “Sale and Assignment Agreement”), pursuant to which Existing Owner, subject to the terms and conditions contained therein, is selling its right, title and interest in certain assets to Recipient.

        2.     Existing Owner is a Subsidiary of Provider and Provider is expected to receive substantial direct and indirect benefits from the sale of accounts receivable and related assets by Existing Owner to Recipient pursuant to the Sale and Assignment Agreement (which benefits are hereby acknowledged).

        3.     As an inducement for the Recipient to enter into the Sale and Assignment Agreement, Provider has agreed to guaranty the due and punctual performance by Existing Owner of its obligations under the Sale and Assignment Agreement, as provided herein.

AGREEMENT

        NOW, THEREFORE, Provider hereby agrees as follows:

        Section 1. Definitions. Capitalized terms used herein and not defined herein shall have the respective meanings assigned thereto in Exhibit I to that certain Receivables Purchase Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”) among Recipient, the Provider, as Servicer, Park Avenue Receivables Company, LLC (the “Company”), the Financial Institutions and JPMorgan Chase Bank, N.A., as agent (the “Agent”) for such Financial Institutions, the Company and the Hedge Provider. In addition:

“Guaranteed Obligations” means, collectively, all covenants, agreements, terms, conditions and indemnities to be performed and observed by Existing Owner under and pursuant to the Sale and Assignment Agreement and each other document executed and delivered by Existing Owner pursuant to the Sale and Assignment Agreement, including, without limitation, the due and punctual payment of all sums which are or may become due and owing by Existing Owner under the Sale and Assignment Agreement, whether for fees, expenses (including counsel fees), indemnified amounts or otherwise.

        Section 2. Guaranty of Performance of Guaranteed Obligations. Provider hereby guarantees to Recipient, the full and punctual payment and performance by Existing Owner of the Guaranteed Obligations. This Undertaking is an absolute, unconditional and continuing guaranty of the full and punctual performance of all of the Guaranteed Obligations and is in no way conditioned upon any requirement that Recipient first attempt to collect any amounts owing by Existing Owner to any Person from any other Person or resort to any collateral security, any balance of any deposit account or credit on the books of any Person in favor of Existing Owner or any other Person or other means of obtaining payment. Should Existing Owner default in the payment or performance of any of the Guaranteed Obligations, Recipient (or its assigns) may cause the immediate performance by Provider of the Guaranteed Obligations and cause any payment Guaranteed Obligations to become forthwith due and payable to Recipient (or its assigns), without demand or notice of any nature, all of which are hereby expressly waived by Provider. Notwithstanding the foregoing, this Undertaking is not a guarantee of the collection of any of the Receivables; provided, that nothing herein shall relieve Existing Owner from performing in full its Guaranteed Obligations under the Sale and Assignment Agreement or Provider of its undertaking hereunder with respect to the full performance of such duties.

        Section 3. Provider’s Further Agreements to Pay. Provider further agrees, as the principal obligor and not as a guarantor only, to pay to Recipient (and its assigns), forthwith upon demand in funds immediately available to Recipient, all reasonable costs and expenses (including court costs and legal expenses) incurred or expended by Recipient (and its assigns) in connection with the Guaranteed Obligations, this Undertaking and the enforcement thereof, together with interest on amounts recoverable under this Undertaking from the time when such amounts become due until payment, at a rate of interest (computed for the actual number of days elapsed based on a 360 day year) equal to the Prime Rate plus 2% per annum, such rate of interest changing when and as the Prime Rate changes.

        Section 4. Waivers by Provider. Provider waives notice of acceptance of this Undertaking, notice of any action taken or omitted by Recipient (or its assigns) in reliance on this Undertaking, and any requirement that Recipient (or its assigns) be diligent or prompt in making demands under this Undertaking, other default or omission by Existing Owner or asserting any other rights of Recipient under this Undertaking. Provider warrants that it has adequate means to obtain from Existing Owner, on a continuing basis, information concerning the financial condition of Existing Owner, and that it is not relying on Recipient to provide such information, now or in the future. Provider also irrevocably waives all defenses (i) that at any time may be available in respect of the Guaranteed Obligations by virtue of any statute of limitations, valuation, stay, moratorium law or other similar law now or hereafter in effect or (ii) that arise under the law of suretyship, including impairment of collateral. Recipient (and its assigns) shall be at liberty, without giving notice to or obtaining the assent of Provider and without relieving Provider of any liability under this Undertaking, to deal with Existing Owner and with each other party who now is or after the date hereof becomes liable in any manner for any of the Guaranteed Obligations, in such manner as Recipient and its assigns in their sole discretion deem fit, and to this end Provider agrees that the validity and enforceability of this Undertaking, including without limitation, the provisions of Section 8 hereof, shall not be impaired or affected by any of the following: (a) any extension, modification or renewal of, or indulgence with respect to, or substitutions for, the Guaranteed Obligations or any part thereof or any agreement relating thereto at any time; (b) any failure or omission to enforce any right, power or remedy with respect to the Guaranteed Obligations or any part thereof or any agreement relating thereto, or any collateral securing the Guaranteed Obligations or any part thereof; (c) any waiver of any right, power or remedy or of any Amortization Event, Termination Event or default with respect to the Guaranteed Obligations or any part thereof or any agreement relating thereto; (d) any release, surrender, compromise, settlement, waiver, subordination or modification, with or without consideration, of any other obligation of any person or entity with respect to the Guaranteed Obligations or any part thereof; (e) the enforceability or validity of the Guaranteed Obligations or any part thereof or the genuineness, enforceability or validity of any agreement relating thereto or with respect to the Guaranteed Obligations or any part thereof; (f) the application of payments received from any source to the payment of any payment Guaranteed Obligations of Existing Owner or any part thereof or amounts which are not covered by this Undertaking even though Recipient (or its assigns) might lawfully have elected to apply such payments to any part or all of the payment Guaranteed Obligations of Existing Owner or to amounts which are not covered by this Undertaking; (g) the existence of any claim, setoff or other rights which Provider may have at any time against Existing Owner in connection herewith or any unrelated transaction; (h) any assignment or transfer of the Guaranteed Obligations or any part thereof; (i) the dissolution or liquidation of the Existing Owner; or (j) any failure on the part of Existing Owner to perform or comply with any term of the Sale and Assignment Agreement or any other document executed in connection therewith or delivered thereunder, all whether or not Provider shall have had notice or knowledge of any act or omission referred to in the foregoing clauses (a) through (j) of this Section 4.

        Section 5. Unenforceability of Guaranteed Obligations Against Existing Owner. Notwithstanding (a) any change of ownership of Existing Owner or the insolvency, bankruptcy or any other change in the legal status of Existing Owner; (b) the change in or the imposition of any law, decree, regulation or other governmental act which does or might impair, delay or in any way affect the validity, enforceability or the payment when due of the Guaranteed Obligations; (c) the failure of Existing Owner or Provider to maintain in full force, validity or effect or to obtain or renew when required all governmental and other approvals, licenses or consents required in connection with the Guaranteed Obligations or this Undertaking, or to take any other action required in connection with the performance of all obligations pursuant to the Guaranteed Obligations or this Undertaking; or (d) if any of the moneys included in the Guaranteed Obligations have become irrecoverable from Existing Owner for any other reason other than final payment in full of the payment Guaranteed Obligations in accordance with their terms, this Undertaking shall nevertheless be binding on Provider. This Undertaking shall be in addition to any other guaranty or other security for the Guaranteed Obligations, and it shall not be rendered unenforceable by the invalidity of any such other guaranty or security. In the event that acceleration of the time for payment of any of the Guaranteed Obligations is stayed upon the insolvency, bankruptcy or reorganization of Existing Owner or for any other reason with respect to Existing Owner, all such amounts then due and owing with respect to the Guaranteed Obligations under the terms of the Sale and Assignment Agreement, or any other agreement evidencing, securing or otherwise executed in connection with the Guaranteed Obligations, shall be immediately due and payable by Provider.

        Section 6. Representations and Warranties. Provider hereby represents and warrants to Recipient that:

        (a)    Existence and Standing. Provider is a corporation duly organized, validly existing and in good standing under the laws of the State of Wisconsin, and has all corporate power and all governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is conducted except where the failure to so hold could not reasonably be expected to have a Material Adverse Effect.

        (b)    Authorization, Execution and Delivery; Binding Effect. Provider has the corporate power and authority and legal right to execute and deliver this Undertaking, perform its obligations hereunder and consummate the transactions herein contemplated. The execution and delivery by Provider of this Undertaking, the performance of its obligations and consummation of the transactions contemplated hereunder have been duly authorized by proper corporate proceedings, and Provider has duly executed and delivered this Undertaking. This Undertaking constitutes the legal, valid and binding obligation of Provider enforceable against Provider in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally.

        (c)    No Conflict; Government Consent. The execution and delivery by Provider of this Undertaking and the performance of its obligations hereunder do not contravene or violate (i) its articles of incorporation or by-laws, (ii) any law, rule or regulation applicable to it, (iii) any restrictions under any agreement, contract or instrument to which it is a party or by which it or any of its property is bound, or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property and, do not result in the creation or imposition of any Adverse Claim on assets of Provider.

        Section 7. Subrogation; Subordination. Notwithstanding anything to the contrary contained herein, until the Guaranteed Obligations are paid in full Provider: (a) will not enforce or otherwise exercise any right of subrogation to any of the rights of Recipient, the Agent, the Hedge Provider or any Purchaser against Existing Owner, (b) hereby waives all rights of subrogation (whether contractual, under Section 509 of the United States Bankruptcy Code, at law or in equity or otherwise) to the claims of Recipient, the Agent, the Hedge Provider or the Purchasers against Existing Owner and all contractual, statutory or legal or equitable rights of contribution, reimbursement, indemnification and similar rights and “claims” (as that term is defined in the United States Bankruptcy Code) which Provider might now have or hereafter acquire against Existing Owner that arise from the existence or performance of Provider’s obligations hereunder, (c) will not claim any setoff, recoupment or counterclaim against Existing Owner in respect of any liability of Provider to Existing Owner and (d) waives any benefit of and any right to participate in any collateral security which may be held by Hedge Provider, Recipient, the Agent or the Purchasers. The payment of any amounts due with respect to any indebtedness of Existing Owner now or hereafter owed to Provider is hereby subordinated to the prior payment in full of all of the Guaranteed Obligations. Provider agrees that, after the occurrence of any default in the payment or performance of any of the Guaranteed Obligations, Provider will not demand, sue for or otherwise attempt to collect any such indebtedness of Existing Owner to Provider until all of the Guaranteed Obligations shall have been paid and performed in full. If, notwithstanding the foregoing sentence, Provider shall collect, enforce or receive any amounts in respect of such indebtedness while any Guaranteed Obligations are still unperformed or outstanding, such amounts shall be collected, enforced and received by Provider as trustee for Recipient (and its assigns) and be paid over to Recipient (or its assigns) on account of the Guaranteed Obligations without affecting in any manner the liability of Provider under the other provisions of this Undertaking. The provisions of this Section 7 shall be supplemental to and not in derogation of any rights and remedies of Recipient under any separate subordination agreement which Recipient may at any time and from time to time enter into with Provider.

        Section 8. Termination of Undertaking. Provider’s obligations hereunder shall continue in full force and effect until all Guaranteed Obligations are finally paid and satisfied in full and the Purchase Agreement is terminated, provided, that this Undertaking shall continue to be effective or shall be reinstated, as the case may be, if at any time payment or other satisfaction of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned upon the bankruptcy, insolvency, or reorganization of Existing Owner or otherwise, as though such payment had not been made or other satisfaction occurred, whether or not Recipient (or its assigns) is in possession of this Undertaking. No invalidity, irregularity or unenforceability by reason of the federal bankruptcy code or any insolvency or other similar law, or any law or order of any government or agency thereof purporting to reduce, amend or otherwise affect the Guaranteed Obligations shall impair, affect, be a defense to or claim against the obligations of Provider under this Undertaking.

        Section 9. Effect of Bankruptcy. This Undertaking shall survive the insolvency of Existing Owner and the commencement of any case or proceeding by or against Existing Owner under the federal bankruptcy code or other federal, state or other applicable bankruptcy, insolvency or reorganization statutes. No automatic stay under the federal bankruptcy code with respect to Existing Owner or other federal, state or other applicable bankruptcy, insolvency or reorganization statutes to which Existing Owner is subject shall postpone the obligations of Provider under this Undertaking.

        Section 10. Setoff. Regardless of the other means of obtaining payment of any of the Guaranteed Obligations, Recipient (and its assigns) is hereby authorized at any time and from time to time, without notice to Provider (any such notice being expressly waived by Provider) and to the fullest extent permitted by law, to set off and apply any deposits and other sums against the obligations of Provider under this Undertaking, whether or not Recipient (or any such assign) shall have made any demand under this Undertaking unless such Guaranteed Obligations are contingent.

        Section 11. Taxes. All payments to be made by Provider hereunder shall be made free and clear of any deduction or withholding. If Provider is required by law to make any deduction or withholding on account of tax or otherwise from any such payment, the sum due from it in respect of such payment shall be increased to the extent necessary to ensure that, after the making of such deduction or withholding, Recipient receive a net sum equal to the sum which they would have received had no deduction or withholding been made; provided, however that Provider shall not be liable for any taxes on the net income (and taxes in lieu thereof) and franchise taxes of Recipient, in each case to the extent imposed by the jurisdiction of organization (or any subdivision thereof) of Recipient or any jurisdiction (or subdivision thereof) where the transactions contemplated herein are booked by Recipient or where such transactions are otherwise effectively connected in respect of Recipient; provided, further, that Provider shall not be required to make any such increased payment to the extent the deduction or withholding could be avoided by Recipient or its assigns providing appropriate tax forms or information and such forms or information have been requested and not provided.

        Section 12. Further Assurances. Provider agrees that it will from time to time, at the reasonable request of Recipient (or its assigns), provide information relating to the business and affairs of Provider as Recipient may reasonably request. Provider also agrees to do all such things and execute all such documents as Recipient (or its assigns) may reasonably consider necessary or desirable to give full effect to this Undertaking and to perfect and preserve the rights and powers of Recipient hereunder.

        Section 13. Successors and Assigns. This Undertaking shall be binding upon Provider, its successors and permitted assigns, and shall inure to the benefit of and be enforceable by Recipient and its successors and assigns. Provider may not assign or transfer any of its obligations hereunder without the prior written consent of each of Recipient, and at any time where such rights have been assigned under the Purchase Agreement, the Agent. Without limiting the generality of the foregoing sentence, Recipient, the Agent, the Hedge Provider and the Purchasers may assign or otherwise transfer their respective rights and obligations under the Sale and Assignment Agreement and the Purchase Agreement, this Undertaking, any other documents executed in connection therewith or delivered thereunder or any other agreement held by them evidencing, securing or otherwise executed in connection with the Guaranteed Obligations, or sell participations in any interest therein, to any other entity or other person, and such other entity or other person shall thereupon become vested, to the extent set forth in the agreement evidencing such assignment, transfer or participation, with all the rights in respect thereof granted to Recipient and the Purchasers herein. Provider hereby agrees that (a) at any time where such rights have been assigned under the Purchase Agreement, Agent, the Hedge Provider the Purchasers shall be third party beneficiaries of Recipient’s rights hereunder, and (b) Recipient will enforce its rights hereunder on behalf of itself, and at any time where such rights have been assigned under the Purchase Agreement, the Agent, the Hedge Provider and the Purchasers

        Section 14. Amendments and Waivers. No amendment or waiver of any provision of this Undertaking nor consent to any departure by Provider therefrom shall be effective unless the same shall be in writing and signed by Recipient, the Agent and Provider. No failure on the part of Recipient or any Purchaser to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

        Section 15. Notices. All notices and other communications provided for hereunder shall be made in writing and shall be addressed as follows: if to Provider, at the address set forth beneath its signature hereto, and if to Recipient, at the addresses set forth beneath its signature hereto, or at such other addresses as each of Provider or Recipient may designate in writing to the other. Each such notice or other communication shall be effective  if given by telecopy, upon the receipt thereof, if given by mail, three (3) Business Days after the time such communication is deposited in the mail with first class postage prepaid or  if given by any other means, when received at the address specified in this Section 15.

        Section 16. CHOICE OF LAW. THIS UNDERTAKING SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

        Section 17. CONSENT TO JURISDICTION. EACH OF PROVIDER AND THE RECIPIENT HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS UNDERTAKING OR ANY DOCUMENT EXECUTED BY SUCH PERSON PURSUANT TO THIS UNDERTAKING AND EACH OF PROVIDER AND RECIPIENT HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE RECIPIENT TO BRING PROCEEDINGS AGAINST THE PROVIDER IN THE COURTS OF ANY OTHER JURISDICTION.

        Section 18. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS UNDERTAKING, ANY DOCUMENT EXECUTED BY PROVIDER OR RECIPIENT PURSUANT TO THIS UNDERTAKING OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

Section 19. Bankruptcy Petition. Provider hereby covenants and agrees that, prior to the date that is one year and one day after the payment in full of all outstanding senior Indebtedness of the Company and the Recipient, it will not institute against, or join any other Person in instituting against, the Company or the Recipient any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

        Section 20. Miscellaneous. This Undertaking constitutes the entire agreement of Provider with respect to the matters set forth herein. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement, and this Undertaking shall be in addition to any other guaranty of or collateral security for any of the Guaranteed Obligations. The provisions of this Undertaking are severable, and in any action or proceeding involving any state corporate law, or any state or federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of Provider hereunder would otherwise be held or determined to be avoidable, invalid or unenforceable on account of the amount of Provider’s liability under this Undertaking, then, notwithstanding any other provision of this Undertaking to the contrary, the amount of such liability shall, without any further action by Provider or Recipient, be automatically limited and reduced to the highest amount that is valid and enforceable as determined in such action or proceeding. Any provisions of this Undertaking which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Unless otherwise specified, references herein to “Section” shall mean a reference to sections of this Undertaking. The Provider acknowledges that the Recipient is assigning all of its right, title and interest in this Undertaking to the Agent, for the benefit of itself, the Purchasers and the Hedge Provider, pursuant to the Purchase Agreement.

        Section 21. Counterparts. This Undertaking may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

*  *  *  *

        IN WITNESS WHEREOF, Provider has caused this Undertaking to be executed and delivered as of the date first above written.

GEHL COMPANY
By: /s/ James J. Monnat
Name: James J. Monnat
Title: Treasurer
Address: Gehl Company
143 Water Street
West Bend, WI 53095

Acknowledged and Accepted
as of the date first above written.

GEHL FUNDING II, LLC

By:  /s/ James J. Monnat
Name:  James J. Monnat
Title:  Treasurer

Address:  Gehl Funding II, LLC
                  143 Water Street
                  West Bend, WI 53095

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Performance Undertaking